Benefit Plans - Summary of Components of Net Periodic Benefit Cost for the Defined Benefit Pension Plan (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 27, 2021	Jun. 28, 2020	Jun. 27, 2021	Jun. 28, 2020
Defined Benefit Plan Disclosure [Line Items]
Service cost	$ 36	$ 40	$ 72	$ 80
Interest cost	38	48	76	96
Expected return on plan assets	(61)	(64)	(122)	(128)
Amortization of net loss	5	0	10	0
Net periodic benefit cost	$ 18	$ 24	$ 36	$ 48